UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 16, 2009
Date of Report (Date of earliest event reported)
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina State or Other Jurisdiction of Incorporation)	000-11448 (Commission File Number)	56-1348147 (IRS Employer Identification No.)

1501 Highwoods Boulevard, Suite 400,
Greensboro North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 1.01 — Entry into a Material Definitive Agreement	3

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Executive Officer Compensation. On September 16, 2009, NewBridge Bancorp (the “Company”) and its subsidiary, NewBridge Bank (the “Bank”), executed a form of Amendment to Employment and Change of Control Agreement (the “Amendment”) with the following executives: (i) David P. Barksdale, Chief Banking Officer; (ii) Robin S. Hager, Chief Resources Officer ; (iii) Ramsey K. Hamadi, Chief Financial Officer; and (iv) William W. Budd, Jr., Chief Credit Officer.
     There follows a brief description of the terms and conditions of the form of the Amendment, a copy of which is attached as Exhibit 99.1, and incorporated herein by reference.
     As a consequence of the Company’s participation in the Capital Purchase Program implemented by the United States Department of the Treasury (“UST”) under the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (collectively, the “ARRA”), the Company and the Bank are required to comply with certain executive compensation restrictions pursuant to the ARRA and rules, regulations and guidelines promulgated or to be promulgated under the ARRA, including the Interim Final Rules (the “Authorities”). The form of Amendment is intended to ensure the Company and the Bank’s compliance with the Authorities.
     By executing the form of Amendment, the above named executives have waived and released any and all claims, actions, claims for relief and causes of action (“Claims”) they have or may thereafter have against the Company and/or the Bank arising from or asserted under provisions of their respective Employment and Change of Control Agreements, requiring the Company and/or the Bank to take actions under their respective Employment and Change of Control Agreements which the Company and/or the Bank are prohibited from taking under the Authorities.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.
(e) A brief description of the material terms of the form of Amendment is contained in Item 1.01, “Entry into a Material Definitive Agreement,” above, and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Form of Amendment to Employment and Change of Control Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP
Dated: September 16, 2009	By:	/s/ Ramsay K. Hamadi
Ramsay K. Hamadi,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Form of Amendment to Employment and Change of Control Agreement

5